Exhibit 99.2

SUPPLEMENTAL INFORMATION       ||      PERIOD ENDED DECEMBER 31, 2018

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 206 wholly-owned properties and 26 joint venture properties totaling approximately 36.3 million square feet of gross leasable area (“GLA”) across 48 states and Puerto Rico.

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (collectively, the “Original JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

As of December 31, 2018, pursuant to a master lease (the “Master Lease”), 86 of the Company’s wholly-owned properties were leased to Sears Holdings and operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At 37 properties, diversified, non-Sears tenants occupied a portion of leasable space alongside Sears and Kmart, 89 properties were leased only to diversified, non-Sears tenants and 31 properties were vacant.  The Company also owned 50% interests in 26 properties through joint venture investments.  A portion of the space at 19 of the Company’s joint venture properties was also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

The 86 wholly-owned properties under the Master Lease as of December 31, 2018 included four properties subject to previously exercised recapture notices and five properties under contract for sale.  Taking into account this recapture and transaction activity, the Company leased space at 77 wholly-owned properties and 19 JV properties to Sears Holdings as of December 31, 2018.

Sears Holdings Bankruptcy and Holdco Master Lease

On October 15, 2018, Sears Holdings and certain of its affiliates filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On February 11, 2019, Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc., completed the acquisition of an approximately 425-store retail footprint and other assets and component businesses of Sears Holdings on a going-concern basis.

On February [28], 2019, the Company entered into a master lease with affiliates of Holdco (the “Holdco Master Lease”) comprising 51 of the Company’s wholly-owned properties that remained subject to the master lease with Sears Holdings (the “2015 Sears Holdings Master Lease”) at the time Sears Holdings filed for bankruptcy protection.

A condition to the performance and obligations provided for in the Holdco Master Lease is the rejection of the 2015 Sears Holdings Master Lease.  The 2015 Sears Holdings Master Lease will be rejected if either (i) the Bankruptcy Court issues an order approving the rejection of the 2015 Sears Holdings Master Lease or (ii) the 2015 Sears Holdings Master Lease is deemed to be rejected pursuant to the operation of the Bankruptcy Code.  As a result of this condition, there can be no assurance as to the commencement of our and Holdco’s performance and obligations provided for in the Holdco Master Lease and/or the timing thereof.

The Holdco Master Lease, as executed, contains terms that are similar to the 2015 Sears Holdings Master Lease with the addition of certain enhanced landlord recapture and tenant termination rights.  Additional information regarding the Holdco Master Lease can be found in Form 8-K expected to be filed with the Securities and Exchange Commission on February [28], 2019.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED DECEMBER 31, 2018

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction	Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

December 31, 2018

(In thousands, except per share, PSF and ratio amounts)

Quarter Ended December 31,	Year Ended December 31,
Financial Results	2018	2017	2018	2017
Net income (loss) attributable to Seritage common shareholders (page 3)	$(56,038)	$(43,456)	$(78,375)	$(73,999)
Total NOI (page 5)	34,055	39,560	143,107	174,758
FFO (page 7)	7,009	11,131	24,111	91,690
Company FFO (page 7)	(4,438)	11,522	15,746	81,797
Net income (loss) per diluted share attributable to Seritage common shareholders (page 3)	$(1.57)	$(1.27)	$(2.20)	$(2.19)
FFO per diluted share (page 7)	0.13	0.20	0.43	1.65
Company FFO per diluted share (page 7)	(0.08)	0.21	0.28	1.47
Wtd. avg. diluted shares - EPS	35,589	34,094	35,560	33,804
Wtd. avg diluted shares - FFO/share	55,747	55,914	55,713	55,624
Stock trading price range	$31.17 to $47.88	$39.68 to $46.34	$31.17 to $51.53	$38.76 to $48.98

As of	As of
Financial Ratios (page 4)	December 31, 2018	December 31, 2017
Total debt to total market capitalization	46.1%	36.8%
Net debt to Company EBITDA	10.3	x	6.5	x
Company EBITDA to cash interest expense	1.3	x	2.4	x

As of	As of
Property Data (page 10)	December 31, 2018	December 31, 2017
Number of properties	232	253
Gross leasable area (total / at share)	36,299 / 33,951	39,381 / 37,270
Percentage leased (total / at share)	67.0% / 66.3%	80.8% / 80.0%

As of December 31, 2018
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$61,341	29.1%	$4.86
In-place diversified, non-Sears leases	66,200	31.4%	13.13
SNO diversified, non-Sears leases	83,297	39.5%	17.17
Total	$210,838	100.0%	$9.36

As of December 31, 2017
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$102,645	47.8%	$4.57
In-place diversified, non-Sears leases	48,624	22.6%	12.73
SNO diversified, non-Sears leases	63,407	29.6%	17.94
Total	$214,676	100.0%	$7.20

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet (unaudited)

December 31, 2018

(In thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Investment in real estate
Land	$696,792	$799,971
Buildings and improvements	900,173	829,168
Accumulated depreciation	(137,947)	(139,483)
	1,459,018	1,489,656
Construction in progress	292,049	224,904
Net investment in real estate	1,751,067	1,714,560
Real estate held for sale	3,094	—
Investment in unconsolidated joint ventures	398,577	282,990
Cash and cash equivalents	532,857	241,569
Restricted cash	—	175,665
Tenant and other receivables, net	36,926	30,787
Lease intangible assets, net	123,656	310,098
Prepaid expenses, deferred expenses and other assets, net	29,899	20,148
Total assets	$2,876,076	$2,775,817

LIABILITIES AND EQUITY
Liabilities
Term loan facility, net	$1,598,053	$—
Mortgage loans payable, net	—	1,202,314
Unsecured term loan, net	—	143,210
Accounts payable, accrued expenses and other liabilities	127,565	109,433
Total liabilities	1,725,618	1,454,957

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 35,667,521 and 32,415,734 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	357	324
Class B common shares $0.01 par value; 5,000,000 shares authorized; 1,322,365 and 1,328,866 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	13	13
Class C common shares $0.01 par value; 50,000,000 shares authorized; nil and 3,151,131 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively	—	31
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of December 31, 2018 and December 31, 2017; liquidation preference of $70,000	28	28
Additional paid-in capital	1,124,504	1,116,060
Accumulated deficit	(344,132)	(229,760)
Total shareholders' equity	780,770	886,696
Non-controlling interests	369,688	434,164
Total equity	1,150,458	1,320,860
Total liabilities and equity	$2,876,076	$2,775,817

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations (unaudited)

December 31, 2018

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
REVENUE
Rental income	$41,985	$38,966	$156,055	$178,492
Tenant reimbursements	12,962	14,712	57,503	62,525
Management and other fee income	167	-	1,196	—
Total revenue	55,114	53,678	214,754	241,017
EXPENSES
Property operating	8,583	5,715	28,705	19,700
Real estate taxes	9,649	9,946	42,446	45,653
Depreciation and amortization	92,627	91,878	226,675	262,171
General and administrative	9,980	11,263	34,788	27,902
Provision for doubtful accounts	—	39	257	158
Total expenses	120,839	118,841	332,871	355,584
Gain on sale of real estate	2,746	(1,571)	96,165	11,447
Gain on sale of interests in unconsolidated joint ventures	—	16,573	—	60,302
Equity in loss of unconsolidated joint ventures	(3,442)	(3,562)	(10,448)	(7,788)
Interest and other income	5,588	405	7,886	877
Interest expense	(25,016)	(17,040)	(90,020)	(70,112)
Change in fair value of interest rate cap	-	(15)	(23)	(701)
Loss before income taxes	(85,849)	(70,373)	(114,557)	(120,542)
Provision for income taxes	116	(5)	(321)	(271)
Net loss	(85,733)	(70,378)	(114,878)	(120,813)
Net loss attributable to non-controlling interests	30,920	27,167	41,406	47,059
Net loss attributable to Seritage	$(54,813)	$(43,211)	$(73,472)	$(73,754)
Preferred dividends	(1,225)	(245)	(4,903)	(245)
Net loss attributable to Seritage common shareholders	$(56,038)	$(43,456)	$(78,375)	$(73,999)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(1.57)	$(1.27)	$(2.20)	$(2.19)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(1.57)	$(1.27)	$(2.20)	$(2.19)
Weighted average Class A and Class C common shares outstanding - Basic	35,589	34,094	35,560	33,804
Weighted average Class A and Class C common shares outstanding - Diluted	35,589	34,094	35,560	33,804

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

December 31, 2018

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	December 31, 2018		December 31, 2017
Class A common shares outstanding	35,668		32,416
Class C common shares outstanding	—		3,151
OP units outstanding	20,119		20,218
Total shares & units outstanding	55,787		55,785
Share Price	$32.33		$40.46
Equity market capitalization	$1,803,594		$2,257,061

Total Market Capitalization
Equity market capitalization	$1,803,594		$2,257,061
Preferred equity	70,000		70,000
Total debt	1,600,000		1,355,562
Total market capitalization	$3,473,594		$3,682,623

Financial Ratios
Total debt to total market capitalization	46.1%		36.8%

Total debt	$1,600,000		$1,355,562
Cash and cash equivalents	(532,857)		(241,569)
Restricted cash	—		(175,665)
Net Debt	$1,067,143		$938,328

Net debt to Company EBITDA (1)	10.3	x	6.5	x

Gross real estate investments	$2,156,295		$2,397,731
Investment in unconsolidated joint ventures	398,577		282,990
Total real estate investments	$2,554,872		$2,680,721

Net debt to total real estate investments	41.8%		35.0%

Interest expense (net of amounts capitalized) (1)	$90,020		$70,112
Amortization of deferred financing costs (1)	(10,323)		(8,719)
Cash interest expense (net of amounts capitalized) (1)	$79,697		$61,393

Company EBITDA to cash interest expense (net of amounts capitalized) (1)	1.3	x	2.4	x

(1)	For the twelve months ended December 31, 2018 and December 31, 2017, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

December 31, 2018

(In thousands)

	Quarter Ended December 31,		Year Ended December 31,
NOI and Total NOI	2018	2017	2018	2017
Net loss	$(85,733)	$(70,378)	$(114,878)	$(120,813)
Termination fee income	(11,549)	(1,954)	(18,711)	(19,314)
Management and other fee income	(167)	—	(1,196)	—
Depreciation and amortization	92,627	91,878	226,675	262,171
General and administrative expenses	9,980	11,263	34,788	27,902
Equity in loss of unconsolidated joint ventures	3,442	3,562	10,448	7,788
Gain on sale of interests in unconsolidated joint ventures	—	(16,573)	—	(60,302)
Gain on sale of real estate	(2,746)	1,571	(96,165)	(11,447)
Interest and other income	(5,588)	(405)	(7,886)	(877)
Interest expense	25,016	17,040	90,020	70,112
Change in fair value of interest rate cap	-	15	23	701
Provision for income taxes	(116)	5	321	271
NOI	$25,166	$36,024	$123,439	$156,192
NOI of unconsolidated joint ventures	5,036	5,219	19,138	23,547
Straight-line rent adjustment (1)	4,459	(1,522)	2,170	(3,918)
Above/below market rental income/expense (1)	(606)	(161)	(1,640)	(1,063)
Total NOI	$34,055	$39,560	$143,107	$174,758

	As of December 31,
Annualized Total NOI	2018	2017
Total NOI (per above)	$34,055	$39,560
Period adjustments (2)	163	(698)
Adjusted Total NOI	34,218	38,862
Annualize	x 4	x 4
Adjusted Total NOI annualized	136,872	155,448
Plus: estimated annual Total NOI from SNO leases	80,223	62,376
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(4,354)	(4,994)
Annualized Total NOI	$212,741	$212,830

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

December 31, 2018

(In thousands)

	Quarter Ended December 31,		Year Ended December 31,
EBITDAre and Company EBITDA	2018	2017	2018	2017
Net loss	$(85,733)	$(70,378)	$(114,878)	$(120,813)
Interest expense	25,016	17,040	90,020	70,112
Provision for income and other taxes	(116)	5	321	271
Depreciation and amortization	92,627	91,878	226,675	262,171
Depreciation and amortization (unconsolidated joint ventures)	4,860	5,371	15,840	23,954
Gain on sale of interests in unconsolidated joint ventures	—	(16,573)	—	(60,302)
Gain on sale of real estate	(2,746)	1,571	(96,165)	(11,447)
EBITDAre	$33,908	$28,914	$121,813	$163,946
Termination fee income	(11,549)	(1,954)	(18,711)	(19,314)
Change in fair value of interest rate cap	—	15	23	701
Company EBITDA	$22,359	$26,975	$103,125	$145,333

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

December 31, 2018

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
FFO and Company FFO	2018	2017	2018	2017
Net loss	$(85,733)	$(70,378)	$(114,878)	$(120,813)
Real estate depreciation and amortization (consolidated properties)	91,853	91,385	224,217	260,543
Real estate depreciation and amortization (unconsolidated joint ventures)	4,860	5,371	15,840	23,954
Gain on sale of interests in unconsolidated joint ventures	—	(16,573)	—	(60,302)
Gain on sale of real estate	(2,746)	1,571	(96,165)	(11,447)
Dividends on preferred shares	(1,225)	(245)	(4,903)	(245)
FFO attributable to common shareholders and unitholders	$7,009	$11,131	$24,111	$91,690
Termination fee income	(11,549)	(1,954)	(18,711)	(19,314)
Change in fair value of interest rate cap	-	15	23	701
Amortization of deferred financing costs	102	2,330	10,323	8,720
Company FFO attributable to common shareholders and unitholders	$(4,438)	$11,522	$15,746	$81,797

FFO per diluted common share and unit	$0.13	$0.20	$0.43	$1.65
Company FFO per diluted common share and unit	$(0.08)	$0.21	$0.28	$1.47

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	35,589	34,094	35,560	33,804
Weighted average OP units outstanding	20,158	21,820	20,153	21,820
Weighted average common shares and units outstanding	55,747	55,914	55,713	55,624

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

December 31, 2018

(In thousands)

	As of	As of
Debt Summary	December 31, 2018	December 31, 2017
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$—
Interest rate / undrawn rate	7.00% / 1.00%	—
Maturity	July 2023	—

Mortgage notes payable	$—	$1,210,562
Interest rate	—	LIBOR + 470
Maturity	—	July 2019

Unsecured Term Loan	$—	$145,000
Interest rate	—	6.75%
Maturity	—	December 2018

Restricted Cash
Reserve for redevelopment projects / capital expenditures	$—	$137,996
Reserve for property operating expenses	—	21,735
Reserve for environmental remediation	—	10,751
Other, including prepaid rental income	—	2,679
Reserve for deferred maintenance	—	2,504
Total restricted cash	$—	$175,665

Prepaid Expenses, Deferred Expenses and Other Assets
Deferred expenses	$9,621	$4,813
Other assets	5,411	2,493
FF&E	5,299	6,290
Other prepaid expenses	3,605	1,445
Prepaid insurance	3,283	2,352
Prepaid real estate taxes	2,680	2,732
Interest rate cap	—	23
Total prepaid expenses, deferred expenses and other assets	$29,899	$20,148

Accounts Payable, Accrued Expenses and Other Liabilities
Accrued development expenditures	$26,180	$21,449
Accounts payable and accrued expenses	22,536	9,588
Dividends and distributions payable	15,758	14,559
Accrued real estate taxes	14,108	17,091
Below-market leases	12,281	14,476
Unearned tenant reimbursements	10,975	10,522
Prepaid rental income	9,550	4,156
Environmental reserve	9,477	11,322
Accrued interest	4,978	3,689
Deferred maintenance	1,722	2,581
Total accounts payable, accrued expenses and other liabilities	$127,565	$109,433

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

December 31, 2018

(In thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
Select Non-Cash Items	2018	2017	2018	2017
Straight-line rental income
Wholly-owned	$(4,575)	$1,355	$(2,825)	$3,719
Joint ventures	116	167	655	199
Total	$(4,459)	$1,522	$(2,170)	$3,918

Net amortization of above/below market rental income/expense
Wholly-owned	$178	$139	$768	$720
Joint ventures	428	22	872	343
Total	$606	$161	$1,640	$1,063

Amortization of deferred financing costs	$(101)	$(2,329)	$(10,322)	$(8,719)
Stock-based compensation expense	(1,883)	(5,851)	(7,472)	(7,018)

Dividends
Dividends per Class A and Class C common share	$0.25	$0.25	$1.00	$1.00
Declaration date	Oct 23, 2018	Oct 24, 2017
Record date	Dec 31, 2018	Dec 29, 2017
Payment date	Jan 10, 2019	Jan 11, 2018

PROPERTY INFORMATION

Portfolio Overview

December 31, 2018

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of December 31, 2018:

	Wholly Owned	Unconsolidated
	Portfolio	Joint Ventures	Total
Number of properties	206	26	232

Total GLA	31,602	4,697	36,299
At share	31,602	2,349	33,951

Leased GLA	20,720	3,590	24,310
At share	20,720	1,794	22,514

Percentage leased	65.6%	76.4%	67.0%
At share	65.6%	76.4%	66.3%

Property Type

As of December 31, 2018, the portfolio included 118 properties characterized as attached to regional malls and 114 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of December 31, 2018:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent	PSF	Leased
Mall	118	12,019	$117,094	$9.74	64.8%
Shopping Center	114	10,495	93,743	8.93	68.2%
Total	232	22,514	$210,837	$9.36	66.3%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of December 31, 2018:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)(2)	105	12,619	56.0%	$61,341	29.1%	$4.86
In-place diversified, non-Sears leases (2)	236	5,043	22.4%	66,200	31.4%	13.13
SNO diversified, non-Sears leases (2)	170	4,852	21.6%	83,297	39.5%	17.17
Sub-total diversified, non-Sears leases	406	9,895	44.0%	149,497	70.9%	15.11
Total	511	22,514	100.0%	$210,838	100.0%	$9.36

(1)	Number of leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)	Metrics include four properties subject to previously exercised recapture notices and five properties under contract for sale.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2018

(In thousands, except number of leases and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of December 31, 2018:

(dollars in thousands)
Tenant	Number of Leases	Annual Rent	% of Total Annual Rent	Concepts/Brands
Sears Holdings (1)(2)	105	$61,341	29.1%	Sears, Sears Auto Center, Kmart
Dave & Busters	10	8,383	4.0%
Round One Entertainment	8	7,759	3.7%
At Home	11	6,592	3.1%
24 Hour Fitness	7	6,405	3.0%
Burlington Stores	10	6,195	2.9%
Dick's Sporting Goods	7	5,843	2.8%
Ross Dress For Less	15	5,512	2.6%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	2.3%
Equinox Fitness	18	4,760	2.3%	Equinox, Blink Fitness
Nordstrom Rack	6	4,385	2.1%
AMC	3	4,202	2.0%
Primark	3	3,925	1.9%
Floor & Decor	3	3,082	1.5%
Hobby Lobby	6	3,038	1.4%
Bed Bath & Beyond	6	2,491	1.2%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, Christmas Tree Shops andThat!
TJX	8	2,289	1.1%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
PetSmart	4	2,012	1.0%

(1)	Number of leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)	Taking into account previously exercised recapture notices and assets under contract for sale, there were 96 properties subject to the Master Lease and JV Master Leases as of December 31, 2018.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

December 31, 2018

(In thousands, except number of properties and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of December 31, 2018:

(in thousands except property count and PSF data)
State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
California	39	$40,713	19.3%	$8.38
Florida	26	29,933	14.2%	11.17
Texas	15	12,889	6.1%	7.52
New York	11	12,183	5.8%	16.53
Illinois	10	12,133	5.8%	11.00
New Jersey	5	8,802	4.2%	15.55
Pennsylvania	7	7,857	3.7%	11.04
Puerto Rico	6	7,085	3.4%	7.85
Arizona	11	5,797	2.7%	5.84
Virginia	5	5,301	2.5%	9.73
Total Top 10	135	$142,693	67.7%	$9.63
Other (1)	97	68,145	32.3%	8.85
Total	232	$210,838	100.0%	$9.36

(1)	Includes 39 states

PROPERTY INFORMATION

Leasing Activity

December 31, 2018

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through December 31, 2018, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 2016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Q3 2017	21	601	9,770	16.25	18	486	8,730	17.97	4.6	x
Q4 2017	23	872	14,827	17.00	21	868	14,669	16.90	3.8	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
Q1 2018	20	391	7,915	20.24	19	389	7,891	20.29	4.1	x
Q2 2018	42	714	10,709	15.00	42	714	10,709	15.00	3.7	x
Q3 2018	22	546	7,487	13.71	18	529	7,012	13.26	3.8	x
Q4 2018	30	664	13,930	20.98	29	659	13,749	20.86	4.0	x
2018	114	2,315	40,041	17.30	108	2,291	39,361	17.18	3.9	x
Total Retail	282	7,145	$126,008	$17.64	259	6,779	$120,090	$17.72	4.1	x
Other (1)	5	740	5,156
Total	287	7,885	$131,164

(1)	Includes self storage, auto dealership, office and ground leases; all signed in 2018.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from September 30, 2018 to December 31, 2018, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of September 30, 2018	156	4,549	$75,010	$16.49
Opened	(12)	(492)	(5,785)	11.76
Sold / contributed to JVs / terminated	(5)	(83)	(1,758)	21.18
Signed	31	878	15,830	18.03
As of December 31, 2018	170	4,852	$83,297	$17.17

PROPERTY INFORMATION

Redevelopment Projects

December 31, 2018

(In thousands, except number of projects)

Below is a summary of the Company’s announced development activity from inception through December 31, 2018, presented at 100% share and including certain assets that have been monetized through sale or joint venture:

(in thousands)
			Estimated	Estimated				Estimated
	Number	Project	Development	Project	Projected Annual Income (2)			Incremental
Estimated Project Costs (1)	of Projects	Square Feet	Costs (1)	Costs (1)	Total	Existing	Incremental	Yield (3)
< $10,000	28	2,182	$125,600	$127,900	$23,400	$5,700	$17,700
$10,001 - $20,000 (4)	32	3,721	439,000	458,900	63,100	15,300	47,900
> $20,001	22	3,738	803,100	861,900	115,100	23,100	91,900
Announced projects	82	9,641	$1,367,700	$1,448,700	$201,600	$44,100	$157,500	10.5-11.5%
Acquired projects	15		63,600	63,600
Total projects	97		$1,431,300	$1,512,300

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.
(4)	Includes Saugus, MA project which has been temporarily postponed while the Company identifies a new lead tenant.

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

December 31, 2018

The tables below provide brief descriptions of each of the redevelopment projects originated on the Company’s platform since its inception:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	Complete
Merrillville, IN	Termination property; redevelop existing store for At Home and small shop retail	132,000	Complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Complete
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Complete
Rehoboth Beach, DE	Partial recapture; redevelop existing store for andThat! and PetSmart	56,700	Complete
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City, Blink Fitness and additional retail	144,400	Complete
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Complete
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Complete
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness, Capri and additional retail and restaurants	56,100	Complete
Ft. Wayne, IN	Site densification (project expansion); new outparcels for BJ's Brewhouse and Chick-Fil-A	12,000	Complete
Westwood, TX	Termination property; site has been leased to Sonic Automotive and will be repurposed as an auto dealership	213,600	Complete
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse, Ethan Allen and additional small shop retail	28,000	Substantially complete
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart, Ross Dress for Less and Five Below	92,500	Substantially complete
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Substantially complete
Florissant, MO	Site densification; new outparcel for Chick-Fil-A	5,000	Delivered to tenant
St. Clair Shores, MI	100% recapture; demolish existing store and develop site for new Kroger grocery store	107,200	Delivered to tenant
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional retail	15,400	Sold
New Iberia, LA	Termination property; redevelop existing store for Ross Dress for Less, Rouses Supermarkets, Hobby Lobby and small shop retail	93,100	Underway	Q1 2019
North Little Rock, AR	Recapture and repurpose auto center space for LongHorn Steakhouse and additional small shop retail	17,300	Underway	Q2 2019
Hopkinsville, KY	Termination property; redevelop existing store for Bargain Hunt, Farmer's Furniture, Harbor Freight Tools and small shop retail	87,900	Underway	Q2 2019
Mt. Pleasant, PA	Termination property; redevelop existing store for Aldi, Big Lots and additional retail	86,300	Underway	Q3 2019
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Underway	Q3 2019
Gainesville, FL	Termination property; repurpose existing store as office space for Florida Clinical Practice Association / University of Florida College of Medicine	139,100	Underway	Q4 2019
Layton, UT	Termination property; a portion of the space has been leased to Extra Space Storage and will be repurposed as self storage; existing tenants include Vasa Fitness and small shop retail	172,100	Q1 2019	Q2 2019
Hampton, VA	Site densification; new outparcel for Chick-fil-A	2,200	Sold
Houston, TX	100% recapture; entered into ground lease with adjacent mall with potential to participate in future redevelopment	214,400	Q1 2019	Q2 2019
Hialeah, FL	Recapture and repurpose auto center space for restaurants and small shop retail	14,000	Q2 2019	Q1 2020

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

December 31, 2018

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	90,000	Complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Complete
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Gold's Gym, Sportsman's Warehouse, additional retail and restaurants	111,300	Complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Substantially complete
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Decor, Orchard Supply Hardware, LongHorn Steakhouse, Mission BBQ, Olive Garden and additional small shop retail and restaurants	139,200	Substantially complete
Paducah, KY	Termination property; redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	102,300	Substantially complete
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Marshall's, Orangetheory Fitness, Outback Steakhouse, CoreLife Eatery and additional small shop retail	133,400	Substantially complete
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Substantially complete
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants	83,500	Substantially complete
Warwick, RI	Termination property (project expansion); redevelop existing store and detached auto center for At Home, BJ's Brewhouse, Raymour & Flanigan, additional retail and restaurants	190,700	Substantially complete
Salem, NH	Densify site with new theatre for Cinemark and recapture and repurpose auto center for restaurant space to join existing tenant Dick's Sporting Goods	71,200	Delivered to tenants
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,300	Delivered to tenants
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Delivered to tenant
Hialeah, FL	100% recapture; redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and dd's Discounts to join current tenant, Aldi	88,400	Delivered to tenants
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and additional junior anchors	62,200	Sold
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores and Ross Dress for Less	79,800	Underway	Q1 2019
North Miami, FL	100% recapture; redevelop existing store for Blink Fitness, Burlington Stores, Michael's and Ross Dress for Less	124,300	Underway	Q2 2019
Canton, OH	Partial recapture; redevelop existing store for Dave & Busters and restaurants	83,900	Underway	Q2 2019
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Blink Fitness, Round One, additional junior anchors, small shop retail and restaurants	103,900	Underway	Q2 2019
Olean, NY	Termination property (project expansion); redevelop existing store for Marshall's, Ollie's Bargain Basement and additional retail	125,700	Underway	Q2 2019
West Jordan, UT	Termination property (project expansion); redevelop existing store and attached auto center for At Home, Burlington Stores and additional retail	190,300	Underway	Q2 2019
Las Vegas, NV	Partial recapture; redevelop existing store for Round One and additional retail	78,800	Underway	Q3 2019
Roseville, MI	Termination property (project expansion); redevelop existing store for At Home, Hobby Lobby, Chick-fil-A and additional retail	369,800	Underway	Q3 2019
Yorktown Heights, NY	Partial recapture; redevelop existing store for 24 Hour Fitness and retail uses	85,200	Underway	Q4 2019
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	126,700	Underway	Q4 2019
Chicago, IL (Kedzie)	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts, Blink Fitness and additional retail	123,300	Underway	Q4 2019
El Paso, TX	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts and additional retail	114,700	Underway	Q4 2019

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
December 31, 2018

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Warrenton, VA	Termination property; redevelop existing store for HomeGoods and additional retail	97,300	Q1 2019	Q3 2019
Pensacola, FL	Termination property; redevelop existing store for BJ's Wholesale, additional retail and restaurants	134,700	Q1 2019	Q1 2020
Vancouver, WA	Partial recapture; redevelop existing store for Round One, Hobby Lobby and additional retail and restaurants	72,400	Q1 2019	Q2 2020
Manchester, NH	Termination property; redevelop existing store for Dick's Sporting Goods, Dave & Busters, additional retail and restaurants	117,700	Q3 2019	Q3 2020
Saugus, MA	Partial recapture; redevelop existing store and detached auto center (note: temporarily postponed while the Company identifies a new lead tenant)	99,000	To be determined

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

December 31, 2018

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar and additional junior anchors, restaurants and small shop retail	135,200	Complete
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse, Verizon and additional small shop retail and restaurants	142,400	Complete
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for buybuyBaby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail (note: contributed to West Hartford JV in Q2 2018)	147,600	Substantially complete
Wayne, NJ	Partial recapture (project expansion); redevelop existing store and detached auto center for Cinemark, Dave & Busters and additional junior anchors and restaurants (note: contributed to GGP II JV in Q3 2017)	156,700	Delivered to tenant
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less, Gold's Gym and additional retail	163,800	Underway	Q1 2019
Watchung, NJ	100% recapture; demolish full-line store and detached auto center and construct new buildings for Cinemark, HomeSense, Sierra Trading Post, Ulta Beauty, Chick-fil-A, small shop retail and additional restaurants	126,700	Underway	Q2 2019
Austin, TX	100% recapture (project expansion); redevelop existing store for AMC Theatres, additional junior anchors and restaurants	177,400	Underway	Q3 2019
El Cajon, CA	100% recapture; redevelop existing store and auto center for Ashley Furniture, Bob's Discount Furniture, Burlington Stores and additional retail and restaurants; a portion of the space has been leased to Extra Space Storage and will be repurposed as self storage	242,700	Underway	Q3 2019
Anchorage, AK	100% recapture; redevelop existing store for Guitar Center, Safeway, Planet Fitness and additional retail to join current tenant, Nordstrom Rack	142,500	Underway	Q4 2019
Aventura, FL	100% recapture; demolish existing store and construct new, multi-level open air retail destination featuring a leading collection of experiential shopping, dining and entertainment concepts alongside a treelined esplanade and activated plazas	216,600	Underway	Q4 2019
East Northport, NY	Termination property; redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, Floor & Decor and small shop retail	179,700	Underway	Q4 2019
Greendale, WI	Termination property; redevelop existing store and attached auto center for Dick's Sporting Goods, Round One, TJ Maxx, additional retail and restaurants	223,800	Underway	Q4 2019
Reno, NV	100% recapture; redevelop existing store and auto center for Round One and additional retail	169,800	Underway	Q4 2019
San Diego, CA	100% recapture; redevelop existing store into two highly-visible, multi-level buildings with exterior facing retail space leased to Equinox Fitness and a premier mix of experiential shopping, dining, and entertainment concepts (note: contributed to UTC JV in Q2 2018)	206,000	Underway	Q4 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space (note: contributed to Mark 302 JV in Q1 2018)	96,500	Underway	Q4 2019
Tucson, AZ	100% recapture; redevelop existing store and auto center for Round One and additional retail	224,300	Underway	Q4 2019
Fairfield, CA	100% recapture (project expansion); redevelop existing store and auto center for Dave & Busters, AAA Auto Repair Center and additional retail	146,500	Underway	Q1 2020
Roseville, CA	Termination property (project expansion): redevelop existing store and auto center for Cinemark, Round One, AAA Auto Repair Center, additional retail and restaurants	147,400	Underway	Q2 2020
Plantation, FL	100% recapture (project expansion); redevelop existing store and auto center for GameTime, Powerhouse Gym, additional retail and restaurants	184,400	Underway	Q1 2020
San Antonio, TX	Termination property (project expansion); redevelop existing store for Bed Bath & Beyond, buybuyBaby, Tru Fit and additional retail to complement repurposed auto center occupied by Orvis, Jared's Jeweler and Shake Shack	215,900	Q1 2019	Q2 2020

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
December 31, 2018

Total Project Costs over $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Asheville, NC	100% recapture; redevelop existing store and auto center for Alamo Drafthouse, restaurants and small shop retail	110,600	Q1 2019	Q3 2020
Orland Park, IL	100% recapture; redevelop existing store for AMC Theatres, 24 Hour Fitness, additional retail and restaurants	181,900	Q3 2019	Q4 2020

PROPERTY INFORMATION

Termination Properties

December 31, 2018

As of December 31, 2018, Sears Holdings had terminated the Master Lease, or provided notice of its intent to terminate the Master Lease, with respect to 87 stores totaling 11.7 million square feet of gross leasable area.

As of December 31, 2018, the Company had completed or commenced redevelopment projects at 39 of the terminated properties and will continue to announce redevelopment activity as new leases are signed to occupy the space formerly occupied by Sears Holdings.  As of December 31, 2018, the Company had also sold ten of the terminated properties.

The table below includes the 87 properties at which Sears Holdings has terminated the Master Lease, or provided notice of its intent to terminate the Master Lease, as of December 31, 2018:

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Antioch, CA	95,200	August 2018	December 2018
Columbus, MS	117,100	August 2018	December 2018
Dayton, OH	148,800	August 2018	December 2018	Q2 2017
Flagstaff, AZ	66,200	August 2018	December 2018
Ft. Wayne, IN	213,600	August 2018	December 2018	Q3 2016 / Q3 2017
Jackson, MI	144,200	August 2018	December 2018
Manchester, NH	135,100	August 2018	December 2018	Q4 2018
Salem, NH	119,000	August 2018	December 2018	Q4 2017
Savannah, GA	155,700	August 2018	December 2018
Scott Depot, WV	89,800	August 2018	December 2018
Steger, IL	87,400	August 2018	December 2018
Victor, NY	115,300	August 2018	December 2018
West Jordan, UT	117,300	August 2018	December 2018	Q3 2016 / Q3 2018
Chesapeake, VA	169,400	June 2018	November 2018
Clay, NY	138,000	June 2018	November 2018
Havre, MT	94,700	June 2018	November 2018
Newark, CA	145,800	June 2018	November 2018
Oklahoma City, OK	173,700	June 2018	November 2018	Q3 2017
Troy, MI	271,300	June 2018	November 2018	Q3 2016
Virginia Beach, VA	86,900	June 2018	November 2018	Q3 2015
Madison, WI	88,100	June 2018	October 2018	Q2 2016
Thousand Oaks, CA	50,300	June 2018	October 2018	Q3 2015
Cedar Rapids, IA	141,100	April 2018	August 2018
Citrus Heights, CA	280,700	April 2018	August 2018
Gainesville, FL	140,500	April 2018	August 2018	Q2 2018
Maplewood, MN	168,500	April 2018	August 2018
Pensacola, FL	212,300	April 2018	August 2018	Q2 2018
Rochester, NY	128,500	April 2018	August 2018
Roseville, CA	121,000	April 2018	August 2018	Q2 2017 / Q1 2018
San Antonio, TX	187,800	April 2018	August 2018	Q4 2015
Warrenton, VA	113,900	April 2018	August 2018	Q1 2018
Westwood, TX	215,000	June 2017	January 2018 (1)	Q3 2018
Friendswood, TX	166,000	June 2017	November 2017 (1)
Albany, NY	216,200	June 2017	October 2017	Q1 2016
Burnsville, MN	161,700	June 2017	October 2017
Chicago, IL (N Harlem)	293,700	June 2017	October 2017
Cockeysville, MD	83,900	June 2017	October 2017	Q1 2017
East Northport, NY	187,000	June 2017	October 2017	Q2 2017
Greendale, WI	238,400	June 2017	October 2017	Q4 2017
Hagerstown, MD	107,300	June 2017	October 2017	Q1 2016 / Sold
Johnson City, NY	155,100	June 2017	October 2017
Lafayette, LA	194,900	June 2017	October 2017
Mentor, OH	208,700	June 2017	October 2017
Middleburg Heights, OH	351,600	June 2017	October 2017

PROPERTY INFORMATION

Termination Properties (cont’d)
December 31, 2018

Property	Square Feet	Notice	Termination	Redevelopment
Olean, NY	75,100	June 2017	October 2017	Q1 2017
Overland Park, KS	215,000	June 2017	October 2017
Roseville, MI	277,000	June 2017	October 2017	Q3 2016
Sarasota, FL	204,500	June 2017	October 2017
Toledo, OH	209,900	June 2017	October 2017
Warwick, RI	169,200	June 2017	October 2017	Q3 2016 / Q3 2017
York, PA	82,000	June 2017	October 2017
Chapel Hill, OH	187,179	January 2017	April 2017
Concord, NC	137,499	January 2017	April 2017
Detroit Lakes, MN	79,102	January 2017	April 2017
El Paso, TX	103,657	January 2017	April 2017	Q2 2018
Elkins, WV	94,885	January 2017	April 2017	Sold
Henderson, NV	122,823	January 2017	April 2017	Q1 2017
Hopkinsville, KY	70,326	January 2017	April 2017	Q1 2018
Jefferson City, MO	92,016	January 2017	April 2017	Q2 2017
Kenton, OH	96,066	January 2017	April 2017
Kissimmee, FL	112,505	January 2017	April 2017
Layton, UT	90,010	January 2017	April 2017	Q3 2018
Leavenworth, KS	76,853	January 2017	April 2017
Mt. Pleasant, PA	83,536	January 2017	April 2017	Q2 2018
Muskogee, OK	87,500	January 2017	April 2017	Sold
Owensboro, KY	68,334	January 2017	April 2017	Sold
Paducah, KY	108,244	January 2017	April 2017	Q3 2017
Platteville, WI	94,841	January 2017	April 2017	Sold
Riverside, CA (Iowa Ave.)	94,500	January 2017	April 2017
Sioux Falls, SD	72,511	January 2017	April 2017	Sold
Alpena, MI	118,200	September 2016	January 2017
Chicago, IL (S Kedzie)	118,800	September 2016	January 2017	Q3 2018
Cullman, AL	98,500	September 2016	January 2017	Q2 2017
Deming, NM	96,600	September 2016	January 2017
Elkhart, IN	86,500	September 2016	January 2017	Q4 2016
Harlingen, TX	91,700	September 2016	January 2017	Sold
Houma, LA	96,700	September 2016	January 2017	Sold
Kearney, NE	86,500	September 2016	January 2017	Q3 2016
Manistee, MI	87,800	September 2016	January 2017
Merrillville, IN	108,300	September 2016	January 2017	Q4 2016
New Iberia, LA	91,700	September 2016	January 2017	Q2 2017
Riverton, WY	94,800	September 2016	January 2017
Sault Sainte Marie, MI	92,700	September 2016	January 2017
Sierra Vista, AZ	86,100	September 2016	January 2017	Sold
Springfield, IL	84,200	September 2016	January 2017	Q3 2016
Thornton, CO	190,200	September 2016	January 2017	Q1 2017
Yakima, WA	97,300	September 2016	January 2017	Sold
Total square feet	11,728,387

(1)	The Company and Sears Holdings agreed to extend occupancy beyond October 2017 under the existing Master Lease terms.

PROPERTY INFORMATION

Joint Venture Properties

December 31, 2018

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	145,900	100.0%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	107,200	4.1%
3	Coastland Center	Naples	FL	GGP II JV	80,900	31.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	109,400	0.0%
5	Natick Collection (2)	Natick	MA	GGP I JV	95,400	74.9%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	140,600	77.7%
7	Sooner Mall (2)	Norman	OK	GGP I JV	33,400	100.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	81,500	100.0%
9	Alderwood	Lynnwood	WA	GGP I JV	88,800	27.7%

(1)	Based on signed leases as of December 31, 2018; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture Properties

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	100.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	100.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	100.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	100.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	100.0%

(1)	Based on signed leases as of December 31, 2018; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

December 31, 2018

Macerich Joint Venture Properties

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	70,700	100.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	62,500	100.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	100.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	74,200	100.0%
5	Danbury Fair	Danbury	CT	Macerich JV	89,200	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	95,900	100.0%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	110,000	100.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	75,300	100.0%

(1)	Based on signed leases as of December 31, 2018; GLA presented at the Company's proportional share.

Invesco Real Estate Joint Venture Properties

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	48,200	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,100	23.3%

(1)	Based on signed leases as of December 31, 2018; GLA presented at the Company's proportional share.

First Washington Joint Venture Property

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,800	61.7%

(1)	Based on signed leases as of December 31, 2018; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2018

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center		158,600	81.4%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding		88,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	X	177,100	94.2%	15
4	4800 North US Highway 89	Flagstaff	AZ	Mall		66,200	0.0%	7
5	6515 East Southern Avenue	Mesa	AZ	Mall		121,900	100.0%	11
6	10140 North 91st Avenue	Peoria	AZ	Shopping Center		104,400	100.0%	10
7	7611 West Thomas Road	Phoenix	AZ	Mall		144,200	100.0%	10
8	12025 North 32nd Street	Phoenix	AZ	Freestanding		151,200	100.0%	11
9	3400 Gateway Boulevard	Prescott	AZ	Mall	X	102,300	100.0%	10
10	2250 El Mercado Loop	Sierra Vista	AZ	Mall		94,700	100.0%	7
11	5950 East Broadway Boulevard	Tucson	AZ	Mall		218,900	23.1%	20
12	3150 South 4th Avenue	Yuma	AZ	Shopping Center		90,400	100.0%	14
13	3625 East 18th Street	Antioch	CA	Shopping Center		95,200	0.0%	7
14	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	X	80,400	91.2%	8
15	20700 South Avalon Boulevard	Carson	CA	Mall		182,900	83.7%	13
16	565 Broadway	Chula Vista	CA	Mall	X	250,100	100.0%	16
17	5900 Sunrise Mall	Citrus Heights	CA	Mall		289,500	0.0%	22
18	912 County Line Road	Delano	CA	Freestanding		86,100	100.0%	6
19	575 Fletcher Parkway	El Cajon	CA	Mall		244,900	76.6%	22
20	3751 South Dogwood Road	El Centro	CA	Mall		139,700	100.0%	14
21	1420 Travis Boulevard	Fairfield	CA	Mall		169,500	26.6%	9
22	5901 Florin Road	Florin	CA	Shopping Center		272,700	100.0%	20
23	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	X	217,600	100.0%	13
24	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	X	94,800	100.0%	8
25	1011 West Olive Avenue	Merced	CA	Shopping Center		92,600	100.0%	10
26	5080 East Montclair Plaza Lane	Montclair	CA	Mall	X	174,700	100.0%	3
27	22550 Town Circle	Moreno Valley	CA	Mall	X	169,400	100.0%	11
28	6000 Mowry Avenue	Newark	CA	Mall		145,800	0.0%	10
29	12121 Victory Boulevard	North Hollywood	CA	Shopping Center	X	161,900	100.0%	4
30	72880 Highway 111	Palm Desert	CA	Mall	X	136,500	100.0%	8
31	1855 Main Street	Ramona	CA	Shopping Center	X	107,600	94.5%	10
32	5261 Arlington Avenue	Riverside	CA	Freestanding	X	214,200	100.0%	19
33	3001 Iowa Avenue	Riverside	CA	Freestanding		132,600	28.7%	13
34	1191 Galleria Boulevard	Roseville	CA	Mall		131,500	89.9%	9
35	1700 North Main Street	Salinas	CA	Mall	X	133,000	100.0%	10
36	100 Inland Center	San Bernardino	CA	Mall	X	264,700	100.0%	22

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2018

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
37	1178 El Camino Real	San Bruno	CA	Mall	X	276,600	100.0%	13
38	2180 Tully Road	San Jose	CA	Mall	X	262,500	100.0%	22
39	200 Town Center East	Santa Maria	CA	Mall	X	108,600	100.0%	5
40	895 Faulkner Road	Santa Paula	CA	Freestanding	X	71,300	100.0%	10
41	40710 Winchester Road	Temecula	CA	Mall	X	120,100	94.8%	10
42	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center		164,000	69.3%	11
43	3295 East Main Street	Ventura	CA	Mall	X	178,600	100.0%	2
44	1209 Plaza Drive	West Covina	CA	Mall	X	142,000	100.0%	16
45	100 Westminster Mall	Westminster	CA	Mall		197,900	0.0%	14
46	10785 West Colfax Avenue	Lakewood	CO	Shopping Center		153,000	100.0%	8
47	1400 East 104th Avenue	Thornton	CO	Shopping Center		186,800	30.5%	25
48	850 Hartford Turnpike	Waterford	CT	Mall		149,300	100.0%	11
49	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding	X	123,300	100.0%	13
50	5900 Glades Road	Boca Raton	FL	Mall		178,500	2.4%	19
51	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall		99,900	100.0%	15
52	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	X	82,900	100.0%	9
53	27001 U.S. 19 North	Clearwater	FL	Mall		211,200	41.4%	14
54	1625 Northwest 107th Avenue	Doral	FL	Mall		212,900	100.0%	13
55	4125 Cleveland Avenue	Ft. Myers	FL	Mall	X	146,800	100.0%	12
56	6201 West Newberry Road	Gainesville	FL	Mall		139,100	100.0%	8
57	1675 West 49th Street	Hialeah	FL	Mall	X	197,400	100.0%	8
58	1460 West 49th Street	Hialeah	FL	Freestanding		106,300	100.0%	9
59	2211 West Vine Street	Kissimmee	FL	Shopping Center		148,900	24.4%	14
60	3800 US Highway 98 North	Lakeland	FL	Mall		156,200	100.0%	12
61	1050 South Babcock Street	Melbourne	FL	Freestanding		102,600	100.0%	14
62	19505 Biscayne Boulevard	Miami	FL	Mall		173,300	13.8%	12
63	20701 Southwest 112th Avenue	Miami	FL	Mall	X	170,100	100.0%	15
64	10700 Biscayne Boulevard	North Miami	FL	Freestanding		119,900	95.0%	11
65	3100 Southwest College Road	Ocala	FL	Mall		146,200	100.0%	12
66	380 Blanding Boulevard	Orange Park	FL	Shopping Center		87,400	100.0%	9
67	3111 East Colonial Drive	Orlando	FL	Mall		130,400	92.3%	18
68	733 North Highway 231	Panama City	FL	Mall		139,300	100.0%	15
69	7171 North Davis Highway	Pensacola	FL	Shopping Center		127,900	79.5%	15
70	8000 West Broward Boulevard	Plantation	FL	Mall		184,300	60.0%	18
71	8201 South Tamiami Trail	Sarasota	FL	Mall		204,500	0.0%	15
72	4501 66th Street North	St. Petersburg	FL	Freestanding	X	120,600	100.0%	11

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2018

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
73	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall		147,800	97.4%	14
74	7810 Abercorn Street	Savannah	GA	Mall		167,300	6.9%	15
75	500 North Nimitz Highway	Honolulu	HI	Freestanding		76,100	100.0%	4
76	1501 Highway 169 North	Algona	IA	Freestanding	X	99,300	100.0%	7
77	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall		146,000	0.0%	12
78	1405 South Grand Avenue	Charles City	IA	Freestanding	X	96,600	100.0%	11
79	2307 Superior Street	Webster City	IA	Shopping Center		40,800	100.0%	4
80	460 North Milwaukee Street	Boise	ID	Mall		123,600	100.0%	8
81	4730 West Irving Park Road	Chicago	IL	Freestanding		371,700	14.3%	6
82	1601 North Harlem Avenue	Chicago	IL	Freestanding		293,700	12.9%	7
83	5050 South Kedzie Avenue	Chicago	IL	Shopping Center		129,300	68.6%	9
84	17550 Halsted Street	Homewood	IL	Shopping Center		196,100	100.0%	19
85	3340 Mall Loop Drive	Joliet	IL	Mall		204,600	100.0%	17
86	2860 South Highland Avenue	Lombard	IL	Freestanding		139,300	100.0%	8
87	7503 West Cermak Road	North Riverside	IL	Mall	X	202,500	93.7%	13
88	2 Orland Square Drive	Orland Park	IL	Mall		160,000	52.4%	16
89	2500 Wabash Avenue	Springfield	IL	Shopping Center		131,400	83.3%	14
90	3231 Chicago Road	Steger	IL	Freestanding		87,400	0.0%	3
91	3101 Northview Drive	Elkhart	IN	Shopping Center		86,600	100.0%	8
92	4201 Coldwater Road	Ft. Wayne	IN	Mall		93,400	12.8%	15
93	101 West Lincoln Highway	Merrillville	IN	Shopping Center		170,900	83.0%	17
94	4820 South 4th Street Trafficway	Leavenworth	KS	Freestanding		83,600	0.0%	9
95	9701 Metcalf Avenue	Overland Park	KS	Shopping Center		215,000	5.6%	19
96	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center		92,900	69.5%	13
97	5101 Hinkleville Road	Paducah	KY	Mall		97,300	68.7%	9
98	5715 Johnston Street	Lafayette	LA	Mall		194,900	0.0%	16
99	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding		114,600	100.0%	12
100	200 Grossman Drive	Braintree	MA	Shopping Center		89,800	94.5%	34
101	1325 Broadway	Saugus	MA	Mall	X	210,800	68.8%	16
102	15700 Emerald Way	Bowie	MD	Shopping Center		131,000	100.0%	11
103	126 Shawan Road	Cockeysville	MD	Shopping Center		137,100	33.8%	12
104	3207 Solomons Island Road	Edgewater	MD	Shopping Center	X	117,100	100.0%	14
105	417 Main Street	Madawaska	ME	Shopping Center		49,700	100.0%	2
106	2355 US Highway 23 South	Alpena	MI	Freestanding		118,200	0.0%	12
107	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center		152,700	5.6%	15
108	2100 Southfield Road	Lincoln Park	MI	Shopping Center		301,700	100.0%	17

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2018

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
109	1560 US 31 South	Manistee	MI	Shopping Center		94,700	0.0%	12
110	32123 Gratiot Avenue	Roseville	MI	Mall		367,900	51.9%	21
111	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding		92,700	0.0%	11
112	22801 Harper Avenue	St. Clair Shores	MI	Freestanding		103,000	100.0%	11
113	300 West 14 Mile Road	Troy	MI	Mall		384,100	27.0%	30
114	3100 Washtenaw Road	Ypsilanti	MI	Freestanding		99,400	100.0%	12
115	14250 Buck Hill Road	Burnsville	MN	Mall		161,700	0.0%	15
116	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center		87,100	9.2%	15
117	3001 White Bear Avenue North	Maplewood	MN	Mall		175,000	0.0%	14
118	425 Rice Street	St. Paul	MN	Freestanding		217,900	100.0%	17
119	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding		75,000	100.0%	6
120	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center		124,000	100.0%	11
121	2304 Missouri Boulevard	Jefferson City	MO	Freestanding		97,700	100.0%	10
122	3700 South Campbell Avenue	Springfield	MO	Shopping Center		112,900	100.0%	8
123	2308 Highway 45 North	Columbus	MS	Shopping Center		166,700	27.2%	18
124	3180 Highway 2 West	Havre	MT	Freestanding		94,700	0.0%	9
125	1 South Tunnel Road	Asheville	NC	Mall		110,600	40.7%	16
126	545 Concord Parkway North	Concord	NC	Shopping Center		171,300	19.7%	26
127	1302 Bridford Parkway	Greensboro	NC	Shopping Center		171,700	77.6%	16
128	1 20th Avenue Southeast	Minot	ND	Shopping Center	X	110,400	100.0%	13
129	4700 2nd Avenue	Kearney	NE	Freestanding		64,900	100.0%	8
130	1500 South Willow Street	Manchester	NH	Mall		114,100	70.5%	11
131	310 Daniel Webster Highway	Nashua	NH	Mall	X	167,100	100.0%	7
132	50 Fox Run Road	Portsmouth	NH	Mall		127,000	100.0%	13
133	77 Rockingham Park Boulevard	Salem	NH	Mall		207,200	59.4%	14
134	1500 Highway 35	Middletown	NJ	Freestanding		191,100	100.0%	23
135	1640 Route 22	Watchung	NJ	Freestanding		116,400	86.9%	19
136	1205 East Pine Street	Deming	NM	Freestanding		96,600	0.0%	10
137	10405 South Eastern Avenue	Henderson	NV	Shopping Center		143,500	100.0%	12
138	4000 Meadows Lane	Las Vegas	NV	Mall	X	139,200	77.6%	11
139	5400 Meadowood Mall Circle	Reno	NV	Mall		183,700	22.5%	3
140	1425 Central Avenue	Albany	NY	Mall		277,900	18.6%	21
141	4155 State Route 31	Clay	NY	Mall		146,500	0.0%	12
142	4000 Jericho Turnpike	East Northport	NY	Shopping Center		179,700	92.7%	18
143	195 North Broadway	Hicksville	NY	Freestanding		284,800	34.3%	30
144	601 Harry L Drive	Johnson City	NY	Mall		155,100	0.0%	11

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2018

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
145	2801 West State Street	Olean	NY	Freestanding		118,000	46.9%	13
146	317 Greece Ridge Center Drive	Rochester	NY	Mall		128,500	0.0%	15
147	171 Delaware Avenue	Sidney	NY	Shopping Center	X	94,400	100.0%	19
148	200 Eastview Mall	Victor	NY	Mall		123,000	0.0%	14
149	600 Lee Boulevard	Yorktown Heights	NY	Mall		160,000	100.0%	12
150	4100 Belden Village Avenue Northwest	Canton	OH	Mall	X	219,400	100.0%	19
151	2000 Brittain Road	Chapel Hill	OH	Mall		193,100	0.0%	21
152	2700 Miamisburg Centerville Road	Dayton	OH	Mall		192,500	3.6%	16
153	1005 East Columbus Street	Kenton	OH	Freestanding		96,100	0.0%	11
154	502 Pike Street	Marietta	OH	Freestanding	X	87,500	100.0%	7
155	7875 Johnnycake Ridge Road	Mentor	OH	Mall		208,700	0.0%	20
156	6950 West 130th Street	Middleburg Heights	OH	Shopping Center		351,600	0.0%	15
157	1447 North Main Street	North Canton	OH	Shopping Center	X	87,100	100.0%	9
158	555 South Avenue	Tallmadge	OH	Freestanding	X	84,200	100.0%	8
159	3408 West Central Avenue	Toledo	OH	Shopping Center		209,900	0.0%	11
160	4400 South Western Avenue	Oklahoma City	OK	Freestanding		223,700	22.4%	24
161	3132 East 51st Street	Tulsa	OK	Freestanding		87,200	100.0%	9
162	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall		144,300	100.0%	12
163	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center		117,800	100.0%	3
164	3975 Columbia Avenue	Columbia	PA	Shopping Center	X	86,700	100.0%	8
165	160 North Gulph Road (4)	King Of Prussia	PA	Mall		210,900	100.0%	14
166	1745 Quentin Road	Lebanon	PA	Shopping Center	X	117,200	100.0%	15
167	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center		83,500	69.9%	10
168	400 North Best Avenue	Walnutport	PA	Freestanding	X	121,200	100.0%	16
169	1094 Haines Road	York	PA	Shopping Center		82,000	0.0%	6
170	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	X	115,200	100.0%	10
171	400 Calle Betances	Caguas	PR	Mall	X	138,700	100.0%	8
172	Avenue 65 Infanteria	Carolina	PR	Mall	X	198,000	100.0%	11
173	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	X	217,100	94.4%	18
174	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	X	118,200	100.0%	13
175	2643 Ponce Bypass	Ponce	PR	Shopping Center	X	126,900	100.0%	9
176	650 Bald Hill Road	Warwick	RI	Shopping Center		211,700	96.5%	20
177	3801B Clemson Boulevard	Anderson	SC	Shopping Center		117,100	100.0%	12
178	7801 Rivers Avenue	Charleston	SC	Mall		127,500	46.8%	14
179	2800 North Germantown Parkway	Cordova	TN	Mall		160,900	100.0%	12
180	4570 Poplar Avenue	Memphis	TN	Freestanding		112,700	80.7%	11

PROPERTY INFORMATION

Wholly Owned Properties

December 31, 2018

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
181	12625 North Interstate Highway 35	Austin	TX	Shopping Center		172,000	26.2%	25
182	3450 West Camp Wisdom Road	Dallas	TX	Mall		205,300	100.0%	13
183	9484 Dyer Street	El Paso	TX	Freestanding		112,000	54.0%	11
184	300 Baybrook Mall	Friendswood	TX	Mall		166,000	0.0%	13
185	303 Memorial City	Houston	TX	Mall		214,400	100.0%	20
186	12605 North Gessner Road	Houston	TX	Freestanding		134,000	100.0%	11
187	6301 Northwest Loop 410	Ingram	TX	Mall		168,400	100.0%	12
188	2501 Irving Mall	Irving	TX	Mall		88,200	95.8%	18
189	201 Central Park Mall	San Antonio	TX	Freestanding		198,900	71.3%	15
190	4000 North Shepherd	Shepherd	TX	Freestanding	X	201,700	100.0%	12
191	13131 Preston Road	Valley View	TX	Mall		235,000	2.5%	23
192	9570 Southwest Freeway	Westwood	TX	Freestanding		213,600	100.0%	18
193	2010 North Main Street	Layton	UT	Shopping Center		176,800	91.0%	14
194	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center		190,300	96.3%	12
195	5901 Duke Street	Alexandria	VA	Mall	X	262,100	100.0%	18
196	1401 Greenbrier Parkway	Chesapeake	VA	Mall		169,400	0.0%	15
197	12000 Fair Oaks Mall	Fairfax	VA	Mall		220,700	68.1%	15
198	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall		197,300	56.0%	14
199	141 West Lee Highway	Warrenton	VA	Shopping Center		86,100	25.4%	9
200	2200 148th Avenue Northeast	Redmond	WA	Shopping Center		267,400	0.0%	15
201	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall		129,700	77.0%	10
202	5200 South 76th Street	Greendale	WI	Mall		187,500	76.1%	21
203	53 West Towne Mall	Madison	WI	Mall		142,400	38.1%	18
204	101 Great Teays Boulevard	Scott Depot	WV	Freestanding		90,100	0.0%	8
205	2150 South Douglas Highway	Gillette	WY	Freestanding		94,600	52.0%	10
206	1960 North Federal Boulevard	Riverton	WY	Freestanding		94,800	0.0%	9
	Total - Wholly-Owned Properties					31,602,200	65.6%	2,688

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)	Denotes property subject to the Holdco Master Lease. The Holdco Master Lease cannot become effective until the Master Lease is rejected.
(3)	Based on signed leases as of December 31, 2018.
(4)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDAre, Company EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, EBITDAre, Company EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Annualized Total NOI is a forward-looking non-GAAP measure for which the Company does not believe it can provide reconciling information to a corresponding forward-looking GAAP measure without unreasonable effort.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring and personnel costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT, which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

DISCLOSURES

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as lease termination income, loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO; the definition and calculation remain the same.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our material exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; Sears Holdings’ termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our relatively limited history as an operating company.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com